SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

October 3, 2000

STATEFED FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-22790	42-1410788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

519 Sixth Avenue, Des Moines, Iowa	50309-2473
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 282-0236

N/A

(Former name or former address, if changed since last Report)

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ITEM 5. OTHER EVENTS.

       On October 3, 2000, the Registrant issued the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit 99 - Press Release dated October 3, 2000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STATEFED FINANCIAL CORPORATION

Date: October 10, 2000	By: /s/ John F. Golden John F. Golden, Chairman of the Board

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated October 3, 2000